The Guardian Insurance & Annuity Company, Inc.

10 Hudson Yards

New York, New York 10001

Via Edgar

February 28, 2020

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Variable Account 1
File Number: 811-02079
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Variable Account 1, a unit investment trust registered under the Act, sent to contract owners the Annual Reports of the participating funds of the following underlying management investment company, Victory Variable Insurance Funds.

This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, Victory Funds Inc. will file its Annual Report with file the Commission via Edgar.

To the extent necessary, that filing is incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel